                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 9, 2002


                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

            0-24260                                      11-3131700
            --------                                     ----------
    (Commission File Number)                (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
                -------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

                  On October 9, 2002, Amedisys, Inc., "the Company", issued a press release attached hereto as Exhibit 99.1 to announce that the Company's common stock has been approved for listing on the NASDAQ National Market System.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibit
                    No.                                                                   Page
                  -------                                                                 ----
                   99.1 (i)  Press release dated October 9, 2002 to announce
                             Amedisys approval to list its common stock on the
                             NASDAQ National Market System ............................   A-1


                   (i) Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.


By: /s/ GREGORY H. BROWNE
   ---------------------------
Gregory H. Browne
Chief Financial Officer

DATE: October 11, 2002

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                               INDEX TO EXHIBITS

          EXHIBIT
          NUMBER        DESCRIPTION
          -------       -----------
           99.1 (i)     Press release dated October 9, 2002 to announce
                        Amedisys approval to list its common stock on the
                        NASDAQ National Market System

                       (i) Filed herewith.